American Beacon Stephens Small Cap Growth Fund

Supplement dated August 15, 2013
To the Prospectus dated March 28, 2013 as supplemented June 20, 2013

The following information is added to the end of the section titled “Purchase and Sale of Fund Shares” on page 16 of the Prospectus:

Effective as of September 16, 2013, the Fund will limit purchases of and exchanges for the Fund’s shares by new investors, subject to certain exceptions described in the section titled “Purchase and Redemption of Fund Shares – Eligibility” beginning on page 35 of the Prospectus.

The following information is added to the end of the section titled “Purchase and Redemption of Fund Shares – Eligibility” beginning on page 35 of the Prospectus:

Purchases and Exchanges of the American Beacon Stephens Small Cap Growth Fund Only

Effective as of September 16, 2013 (the “Closing Date”), the American Beacon Stephens Small Cap Growth Fund (the “Fund”) will limit purchases of and exchanges for the Fund’s shares, subject to certain exceptions noted below. After the Closing Date, shares of the Fund will continue to be available for purchase and exchange by the following categories of eligible investors:

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Existing Shareholders of the Fund. Shareholders of the Fund who had open accounts as of the Closing Date may add to their existing account or open new accounts provided that the new account and existing account are registered under the same address of record, the same primary Social Security Number or Taxpayer Identification Number, the same name(s), and the same beneficial owner(s).  Please note: Financial intermediaries who transact in the Fund through an omnibus account are not permitted to purchase shares of the Fund on behalf of clients who do not currently own shares of the Fund unless the clients otherwise qualify under the exceptions described below.

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Existing Discretionary Wrap Programs. Discretionary wrap programs that hold Fund shares as of the Closing Date and include the Fund in an investment allocation model may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares.

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Retirement and Benefit Plans. Retirement and benefit plans currently offering the Fund as an investment option may purchase shares of the Fund for the benefit of new and existing participants.  Additionally, retirement and benefit plans may establish new accounts with the Fund.

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Partners and Employees of American Beacon. Present and former trustees, directors, officers and employees of the Fund, the Manager or the Fund’s sub-advisor (and their eligible family members) may purchase Fund shares.

The Manager may: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund; (ii) reject any investment or refuse purchases by an eligible investor under the exceptions noted above where the Manager believes such investment will adversely affect its ability to manage the Fund; and (iii) close and re-open the Fund to new or existing shareholders at any time.  In addition, the Manager may modify the exceptions noted above upon further notice.

Please note that some financial intermediaries may not be able to operationally accommodate additional investments in the Fund after the Closing Date.  If you have any questions about whether you will be able to purchase shares of the Fund after the Closing Date, please call 1-800-679-7759.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE